EXHIBIT 10.2

AMENDMENT NO. 1

SECURITIES EXCHANGE AGREEMENT

This First Amendment to the Securities Exchange Agreement (this “Amendment”) is entered into on October 26, 2018 by and among Iconic Brands, Inc., a Nevada corporation (“Iconic”), and BiVi LLC, a Nevada limited liability company (the “Company”). Each of Iconic and the Company may be referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties are parties to that certain Securities Exchange Agreement dated May 15, 2015 (the “Agreement”);

WHEREAS, the Parties desire to amend certain terms of the Agreement as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1. The definition of “Working Capital Facility” in Section 1.1 of the Agreement is hereby deleted in its entirety.

2. Section 4.2 of the Agreement is hereby deleted in its entirety. Any prior default of Iconic pursuant to Section 4.2 is hereby waived by the Company, and the Company agrees that any remedies and rights it may have had under Section 4.2 are hereby forever forfeited in their entirety.

3. Other than as set forth herein, the terms and conditions of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 1 to the Securities Exchange Agreement as of the date first above written.

“Iconic”		“Company”

Iconic Brands, Inc.,		BiVi, LLC
a Nevada corporation		a Nevada limited liability company

	/s/ Richard J. DeCicco		/s/ Richard J. DeCicco
By:	Richard J. DeCicco	By:	Richard J. DeCicco
Its:	Chief Executive Officer	Its:	Manager

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